Commitments and Contingencies - Annual License Fee Commitments (Detail) - License Agreement [Member]	Dec. 31, 2015 USD ($)
2016	$ 87,248
2017	87,248
2018	87,248
2019	87,248
2020	87,248
Thereafter	512,582
Total minimum license payments	$ 948,822